Exhibit 99.2

SELECTED COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL DATA

The following unaudited pro forma condensed consolidated financial statements of Franklin Street Properties Corp. (“FSP Corp.” or the “Registrant”) gives effect to the acquisition of a property (“1999 Broadway”) on May 22, 2013 for a purchase price of approximately $183 million by FSP 1999 Broadway LLC (the “1999 Broadway Purchaser”), a wholly-owned subsidiary of FSP Corp. and the acquisition of a property (“999 Peachtree”) on July 1, 2013 for a purchase price of approximately $158 million by FSP 999 Peachtree Street LLC (the “999 Peachtree Purchaser”), a wholly-owned subsidiary of FSP Corp.

The unaudited pro forma condensed consolidated financial statements are based upon the historical consolidated financial statements of FSP Corp. included in our Annual Report on Form 10-K for the year ended December 31, 2012, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, and the financial statements of 1999 Broadway for the period January 1, 2013 through May 21, 2013 and for the year ended December 31, 2012, and the financial statements of 999 Peachtree for the period January 1, 2013 through June 30, 2013 and for the year ended December 31, 2012. The financial statements of 1999 Broadway have been prepared pursuant to the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and included in the Exhibits to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. The financial statements of 999 Peachtree have been prepared pursuant to the requirements of Rule 3-14 of Regulation S-X of the Securities. The pro forma consolidated balance sheets have been presented as if the 999 Peachtree acquisition had occurred as of June 30, 2013. The pro forma condensed consolidated statements of income for the six months ended June 30, 2013 and for the year ended December 31, 2012 are presented as if the acquisitions were completed on January 1, 2012.

Certain balances in the 1999 Broadway and 999 Peachtree financial statements have been reclassified to conform to FSP Corp.’s presentation.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the actual results of operations of 1999 Broadway and 999 Peachtree for the periods indicated, nor do they purport to represent the results of operations of the entities for any future period. We funded the 1999 Broadway acquisition using cash and cash equivalents available from equity offering proceeds completed on May 16, 2013 and we funded the 999 Peachtree acquisition with a $150 million borrowings under our $500 million unsecured revolving credit facility and the with cash and cash equivalents. These unaudited pro forma financial statements are provided for informational purposes only and upon completion of the planned long term financing of this acquisition our financial position and results of operations may be significantly different than what is presented in these unaudited pro forma financial statements.

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Franklin Street Properties Corp.

Unaudited Combining Condensed Consolidated Pro Forma Balance Sheets

June 30, 2013

(dollars in thousands, except per share amounts)

	Historical	Pro Forma
	FSP Corp. (a)	Adjustments (c)	Pro Forma

Assets:
Real estate assets, net	$1,288,025	$117,915	$1,405,940
Acquired real estate leases, net	132,662	39,126	171,788
Investment in non-consolidated REITs	81,523	—	81,523
Cash and cash equivalents	24,962	(2,780)	22,182
Restricted cash	602	—	602
Tenant rents receivable, net	2,331	—	2,331
Straight line rents receivable, net	37,952	—	37,952
Prepaid expenses	1,760	—	1,760
Related party mortgage loan receivables	97,846		97,846
Other assets	10,262	(3,000)	7,262
Other assets: derivative asset	6,739	—	6,739
Office computers & furniture, net	510	—	510
Deferred leasing commissions, net	24,877	—	24,877

Total assets	$1,710,051	$151,261	$1,861,312

Liabilities and stockholders' equity:
Liabilities:
Bank note payable	$181,500	$150,000	$331,500
Term loan payable	400,000	—	400,000
Accounts payable and accrued expenses	29,971	—	29,971
Accrued compensation	1,677	—	1,677
Tenant security deposits	3,074	184	3,258
Acquired unfavorable real estate leases, net	12,785	1,302	14,087
Total liabilities	629,007	151,486	780,493

Stockholders' Equity:
Preferred stock	—	—	—
Common stock	10	—	10
Additional paid in capital	1,273,585	—	1,273,585
Accumlated other comprehensive loss	6,739	—	6,739
Accumulated distributions in excess of
accumulated earnings	(199,290)	(225)	(199,515)
Total stockholders' equity	1,081,044	(225)	1,080,819

Total liabilities and stockholders' equity	$1,710,051	$151,261	$1,861,312

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Franklin Street Properties Corp.

Unaudited Combining Condensed Consolidated Pro Forma Statements of Income

For the Six Months Ended

June 30, 2013

(dollars in thousands, except per share amounts)

		1999 Broadway	999 Peachtree
	Historical	Acquisition	Acquisition
	FSP Corp.	(d)	(e)	Pro Forma
Revenue:
Rental income	$89,469	$7,705	$8,356	$105,530
Related party revenue:
Management fees and interest on loans	3,265	—	—	3,265
Other	43	—	—	43
Total revenue	92,777	7,705	8,356	108,838

Expenses:
Rental operating expenses	21,886	2,187	2,155	26,228
Real estate taxes and insurance	13,908	965	871	15,744
Depreciation and amortization	33,111	5,315	4,536	42,962
Selling, general and administrative	5,736	13	46	5,795
Interest	8,382	—	1,251	9,633
Total expenses	83,023	8,480	8,859	100,362

Income (loss) before interest income,
equity in earnings in non-consolidated
REITs and taxes	9,754	(775)	(503)	8,476
Interest Income	5	—	—	5
Equity in income of non-consolidated REITs	(383)	—	—	(383)
Taxes on income (a)	234	—	—	234
Income (loss) from continuing operations	9,142	(775)	(503)	7,864

Weighted average shares outstanding,
basic and diluted	87,417			87,417

Income per share attributable to:
Continuing operations, basic and diluted	$0.10			$0.09

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Franklin Street Properties Corp.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Year Ended

December 31, 2012

(dollars in thousands, except per share amounts)

		1999 Broadway	999 Peachtree
	Historical	Acquisition	Acquisition
	FSP Corp.	(f)	(g)	Pro Forma
Revenue:
Rental income	$151,656	$17,297	$16,011	$184,964
Related party revenue:
Management fees and interest on loans	10,947	—	—	10,947
Other	199	—	—	199
Total revenue	162,802	17,297	16,011	196,110
Expenses:
Rental operating expenses	37,441	4,927	4,645	47,013
Real estate taxes and insurance	22,913	1,957	1,662	26,532
Depreciation and amortization	54,872	12,756	9,072	76,700
Selling, general and administrative	9,916	170	335	10,421
Interest	16,068	—	2,502	18,570
Total expenses	141,210	19,810	18,216	179,236

Income (loss) before interest income,
equity in earnings in non-consolidated
REITs and taxes	21,592	(2,513)	(2,205)	16,874
Interest Income	51	—	—	51
Equity in income of non-consolidated REITs	2,033	—	—	2,033
Taxes on income (a)	335	—	—	335
Income (loss) from continuing operations	23,341	(2,513)	(2,205)	18,623

Weighted average shares outstanding,
basic and diluted	82,937			82,937

Income per share attributable to:
Continuing operations	$0.28			$0.22

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FRANKLIN STREET PROPERTIES CORP.

NOTES TO UNAUDITED COMBINING CONDENSED CONSOLIDATED

PRO FORMA FINANCIAL STATEMENTS

(dollars in thousands, except per share amounts)

BASIS OF PRESENTATION

The following unaudited combining condensed consolidated pro forma financial statement presentation has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma statements of income are presented as if the acquisition occurred as of the beginning of the periods presented.

The acquisitions of 1999 Broadway and 999 Peachtree have been treated as a business combinations. The 1999 Broadway and 999 Peachtree purchase prices have been allocated to the assets acquired and liabilities assumed based upon estimates of their fair values as of the effective date of each of the acquisitions as determined in accordance with generally accepted accounting principles in the United States (or “GAAP”).

PRO FORMA ADJUSTMENTS

Certain assumptions regarding the operations of FSP Corp. have been made in connection with the preparation of the combining condensed consolidated financial pro forma information. These assumptions are as follows:

(a)	FSP Corp. elected to be, and is qualified as, a real estate investment trust for federal income tax purposes. FSP Corp. has met the various required tests; therefore, no provision for federal or state income taxes has been reflected on real estate operations except for a margin tax related to real estate operations in Texas.

FSP Corp. has subsidiaries which are not in the business of real estate operations. Those subsidiaries are taxable as real estate investment trust subsidiaries, or TRS, and are subject to income taxes at statutory tax rates. The taxes on income shown in the pro forma condensed consolidated statements of income are the taxes on the income of the TRS. There are no material items that would cause a deferred tax asset or a deferred tax liability.
(b)	Represents the effect of the acquisition of 1999 Broadway on May 22, 2012. We funded this acquisition using cash and cash equivalents available from equity offering proceeds completed on May 16, 2013. The purchase price of this property was $183,000 before purchase credits of $836 and excluding $110 of estimated acquisition related costs. We allocated $154,060 of the purchase price to real estate properties, $31,024 to acquired real estate leases and $2,920 to acquired unfavorable real estate leases. The values assigned to the assets acquired are estimated and the final allocation may differ.
(c)	Represents the effect of the acquisition of 999 Peachtree on July 1, 2013. We financed $150,000 of this acquisition with borrowings under our $500,000 unsecured revolving credit facility and the remainder with cash and cash equivalents. The purchase price of this property was $157,900 before purchase credits of $2,161 and excluding $225 of estimated acquisition related costs. We allocated $117,915 of the purchase price to real estate properties, $39,126 to acquired real estate leases and $1,302 to acquired unfavorable real estate leases. The values assigned to the assets acquired are estimated and the final allocation may differ.
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FRANKLIN STREET PROPERTIES CORP.

NOTES TO UNAUDITED COMBINING CONDENSED CONSOLIDATED

PRO FORMA FINANCIAL STATEMENTS

(dollars in thousands, except per share amounts)

(d)	The following table presents the operations of 1999 Broadway for the period January 1, 2013 through June 30, 2013.
		Adjustments
	1999 Broadway	resulting from	Pro Forma
	Historical	Acquisition	Adjustment

Revenue:
Rental (1)	$7,275	$430	$7,705
Total revenue	7,275	430	7,705

Expenses:
Rental operating expenses	2,187	—	2,187
Real estate taxes and insurance	965	—	965
Selling, general and administrative (2)	13	—	13
Depreciation and amortization (3)	—	5,315	5,315
Total expenses	3,165	5,315	8,480

Income (loss) before taxes	4,110	(4,885)	(775)
Taxes on income	—	—	—
Income (loss) from continuing operations	$4,110	$(4,885)	$(775)

1)	The pro forma rental adjustment includes amounts related to the amortization of approximately $2,631 of acquired above market leases with a weighted average term of approximately 59 months and approximately $5,551 of acquired below market leases with a weighted average term of approximately 43 months, which are being amortized over the remaining non-cancelable terms in accordance with GAAP.
2)	Acquisition costs described in Pro Forma Adjustment (b) above are treated as if occurred prior to January 1, 2013.
3)	The pro forma adjustment relates to depreciation of approximately $137,726 of acquired building and improvements using a straight-line method over an estimated life of 39 years. In addition, the adjustment includes amortization of the value of approximately $31,025 of acquired in place leases (exclusive of the value of above and/or below market leases), which are being amortized over the remaining non-cancelable weighted average term of approximately 40 months in accordance with GAAP.

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FRANKLIN STREET PROPERTIES CORP.

NOTES TO UNAUDITED COMBINING CONDENSED CONSOLIDATED

PRO FORMA FINANCIAL STATEMENTS

(dollars in thousands, except per share amounts)

(e)	The following table presents the operations of 999 Peachtree for the period January 1, 2013 through June 30, 2013.
		Adjustments
	999 Peachtree	resulting from	Pro Forma
	Historical	Acquisition	Adjustment

Revenue:
Rental (1)	$8,458	$(102)	$8,356
Total revenue	8,458	(102)	8,356

Expenses:
Rental operating expenses	2,155	—	2,155
Real estate taxes and insurance	871	—	871
Selling, general and administrative (2)	46	—	46
Depreciation and amortization (3)	—	4,536	4,536
Interest Expense (4)	—	1,251	1,251
Total expenses	3,072	5,787	8,859

Income (loss) before taxes	5,386	(5,889)	(503)
Taxes on income	—	—	—
Income (loss) from continuing operations	$5,386	$(5,889)	$(503)

1)	The pro forma rental adjustment includes amounts related to the amortization of approximately $3,070 of acquired above market leases with a weighted average term of approximately 63 months and approximately $1,302 of acquired below market leases with a weighted average term of approximately 41 months, which are being amortized over the remaining non-cancelable terms in accordance with GAAP.
2)	Acquisition costs described in Pro Forma Adjustment (c) above are treated as if occurred prior to January 1, 2013.
3)	The pro forma adjustment relates to depreciation of approximately $107,727 of acquired building and improvements using a straight-line method over an estimated life of 39 years. In addition, the adjustment includes amortization of the value of approximately $36,056 of acquired in place leases (exclusive of the value of above and/or below market leases), which are being amortized over the remaining non-cancelable weighted average term of approximately 69 months in accordance with GAAP.
4)	The pro forma adjustment relates to the effect on interest expense related to the approximately $150,000 of the acquisition funded with borrowing under our revolving credit facility at our then current incremental borrowing rate of 1.65% per annum.
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FRANKLIN STREET PROPERTIES CORP.

NOTES TO UNAUDITED COMBINING CONDENSED CONSOLIDATED

PRO FORMA FINANCIAL STATEMENTS

(dollars in thousands, except per share amounts)

(f)	The following table presents the operations of 1999 Broadway for the year ended December 31, 2012.
		Adjustments
	1999 Broadway	resulting from	Pro Forma
	Historical	Acquisition	Adjustment

Revenue:
Rental (1)	$16,265	$1,032	$17,297
Total revenue	16,265	1,032	17,297

Expenses:
Rental operating expenses	4,927	—	4,927
Real estate taxes and insurance	1,957	—	1,957
Selling, general and administrative (2)	60	110	170
Depreciation and amortization (3)	—	12,756	12,756
Total expenses	6,944	12,866	19,810

Income (loss) before taxes	9,321	(11,834)	(2,513)
Taxes on income	—	—	—
Income (loss) from continuing operations	$9,321	$(11,834)	$(2,513)

1)	The pro forma rental adjustment includes amounts related to the amortization of approximately $2,631 of acquired above market leases with a weighted average term of approximately 59 months and approximately $5,551 of acquired below market leases with a weighted average term of approximately 43 months, which are being amortized over the remaining non-cancelable terms in accordance with GAAP.
2)	The pro forma adjustment for acquisition costs described in Pro Forma Adjustment (b) above are treated as if occurred on January 1, 2012.
3)	The pro forma adjustment relates to depreciation of approximately $137,726 of acquired building and improvements using a straight-line method over an estimated life of 39 years. In addition, the adjustment includes amortization of the value of approximately $31,025 of acquired in place leases (exclusive of the value of above and/or below market leases), which are being amortized over the remaining non-cancelable weighted average term of approximately 40 months in accordance with GAAP.
P-8

FRANKLIN STREET PROPERTIES CORP.

NOTES TO UNAUDITED COMBINING CONDENSED CONSOLIDATED

PRO FORMA FINANCIAL STATEMENTS

(dollars in thousands, except per share amounts)

(g)	The following table presents the operations of 999 Peachtree for the year ended December 31, 2012.
		Adjustments
	999 Peachtree	resulting from	Pro Forma
	Historical	Acquisition	Adjustment

Revenue:
Rental (1)	$16,215	$(204)	$16,011
Total revenue	16,215	(204)	16,011

Expenses:
Rental operating expenses	4,645	—	4,645
Real estate taxes and insurance	1,662	—	1,662
Selling, general and administrative (2)	110	225	335
Depreciation and amortization (3)	—	9,072	9,072
Interest (4)	—	2,502	2,502
Total expenses	6,417	11,799	18,216

Income (loss) before taxes	9,798	(12,003)	(2,205)
Taxes on income	—	—	—
Income (loss) from continuing operations	$9,798	$(12,003)	$(2,205)

1)	The pro forma rental adjustment includes amounts related to the amortization of approximately $3,070 of acquired above market leases with a weighted average term of approximately 63 months and approximately $1,302 of acquired below market leases with a weighted average term of approximately 41 months, which are being amortized over the remaining non-cancelable terms in accordance with GAAP.
2)	The pro forma adjustment for acquisition costs described in Pro Forma Adjustment (c) above are treated as if occurred on January 1, 2012.
3)	The pro forma adjustment relates to depreciation of approximately $107,727 of acquired building and improvements using a straight-line method over an estimated life of 39 years. In addition, the adjustment includes amortization of the value of approximately $36,056 of acquired in place leases (exclusive of the value of above and/or below market leases), which are being amortized over the remaining non-cancelable weighted average term of approximately 69 months in accordance with GAAP.
4)	The pro forma adjustment relates to the effect on interest expense related to the approximately $150,000 of the acquisition funded with borrowing under our revolving credit facility at our then current incremental borrowing rate of 1.65% per annum.

P-9